Long-Term Debt	12 Months Ended
Nov. 30, 2021
Debt Disclosure [Abstract]
Long-term Debt [Text Block]	Long-Term Debt
Principal amounts included in the table below are shown net of unamortized discounts, premiums and debt issuance costs (dollars in thousands).

	November 30,
	2021	2020
Parent Company Debt:
Senior Notes:
5.50% Senior Notes due October 18, 2023, $441,748 and $750,000 principal	$440,120	$745,883
6.625% Senior Notes due October 23, 2043, $250,000 principal	246,888	246,828
Total long-term debt – Parent Company	687,008	992,711

Subsidiary Debt (non-recourse to Parent Company):
Jefferies Group:
2.25% Euro Medium Term Notes, due July 13, 2022, $0 and $4,779 principal	—	4,638
5.125% Senior Notes, due January 20, 2023, $0 and $750,000 principal	—	759,901
1.00% Euro Medium Term Notes, due July 19, 2024, $566,150 and $597,350 principal	564,985	595,700
4.85% Senior Notes, due January 15, 2027, $750,000 principal (1)	775,550	809,039
6.45% Senior Debentures, due June 8, 2027, $350,000 principal	366,556	369,057
4.15% Senior Notes, due January 23, 2030, $1,000,000 principal	990,525	989,574
2.625% Senior Notes due October 15, 2031, $1,000,000 and $0 principal	988,059	—
2.75% Senior Notes, due October 15, 2032, $500,000 principal (1)	460,724	485,134
6.25% Senior Debentures, due January 15, 2036, $495,000 and $500,000 principal	505,267	510,834
6.50% Senior Notes, due January 20, 2043, $391,000 and $400,000 principal	409,926	419,826
Floating Rate Senior Notes, due October 29, 2071	61,703	—
Jefferies Group Unsecured Revolving Credit Facility	348,951	—
Structured Notes (2) (3)	1,843,598	1,712,245
Jefferies Group Revolving Credit Facility	248,982	189,732
Jefferies Group Secured Credit Facility	375,000	—
Jefferies Group Secured Bank Loan	100,000	50,000
HomeFed EB-5 Program debt	203,132	191,294
HomeFed construction loans	45,581	45,471
Foursight Capital Credit Facilities	82,626	129,000
Vitesse Energy Revolving Credit Facility	67,572	97,883
Total long-term debt – subsidiaries	8,438,737	7,359,328

Long-term debt	$9,125,745	$8,352,039

(1)    Amounts include net gains (losses) of $58.5 million and $(36.7) million during the years ended November 30, 2021 and 2020, respectively, associated with interest rate swaps based on designation as fair value hedges. See Notes 2 and 5 for further information.
(2)    These structured notes contain various interest rate payment terms and are accounted for at fair value, with changes in fair value resulting from a change in the instrument specific credit risk presented in Accumulated other comprehensive income (loss) and changes in fair value resulting from non-credit components recognized in Principal transactions revenues. Gains and losses in the fair value of structured notes resulting from non-credit components are recognized within Other operating activities in the Consolidated Statements of Cash Flow.
(3)    Of the $1.84 billion of structured notes at November 30, 2021, $12.0 million matures in 2022, $2.8 million matures in 2023, $3.9 million matures in 2024, $30.7 million matures in 2025, $35.5 million matures in 2026, and the remaining $1.76 billion matures in 2027 or thereafter.
At November 30, 2021, $1.50 billion of consolidated assets (primarily receivables and other assets) are pledged for indebtedness aggregating $747.9 million.
The aggregate annual mandatory redemptions of all long-term debt during the five fiscal years in the period ending November 30, 2026 are as follows (in millions):

2022	$57.1
2023	1,320.3
2024	1,062.1
2025	78.8
2026	55.7
Parent Company Debt
Our senior note indentures contain covenants that restrict our ability to incur more Indebtedness or issue Preferred Stock of Subsidiaries unless, at the time of such incurrence or issuance, the Company meets a specified ratio of Consolidated Debt to Consolidated Tangible Net Worth, limit the ability of the Company and Material Subsidiaries to incur, in certain circumstances, Liens, limit the ability of Material Subsidiaries to incur Funded Debt in certain circumstances, and contain other terms and restrictions all as defined in the senior note indentures. We have the ability to incur substantial additional indebtedness or make distributions to our shareholders and still remain in compliance with these restrictions. If we are unable to meet the specified ratio, we would not be able to issue additional Indebtedness or Preferred Stock, but our inability to meet the applicable ratio would not result in a default under our senior note indentures. The senior note indentures do not restrict the payment of dividends.
On October 8, 2021, we announced a tender offer for any and all of our $750.0 million outstanding 5.50% Senior Notes due October 18, 2023. During the fourth quarter of 2021, $308.3 million in aggregate principal amount of the notes were repurchased, for an aggregate cash payment of $332.7 million and we recognized a loss of approximately $26.0 million on the early redemption.
Subsidiary Debt
During the year ended November 30, 2021, structured notes with a total principal amount of approximately $175.6 million, net of retirements, were issued by Jefferies Group. In addition, Jefferies Group issued 2.625% senior notes with a principal amount of $1.0 billion, due October 15, 2031, and floating rate senior notes with a principal amount of $62.3 million, due October 29, 2071. Additionally, Jefferies Group redeemed its 5.125% senior notes, due January 20, 2023 and Jefferies Group recognized a loss of $33.4 million on the early redemption.

During April 2021, Jefferies Group entered into a Revolving Credit Facility ("Jefferies Group Revolving Credit Facility") with a group of commercial banks following the maturity of its previous revolving credit facility. At November 30, 2021, borrowings under the Jefferies Group Revolving Credit Facility amounted to $249.0 million. Interest is based on an adjusted London Interbank Offered Rate ("LIBOR"), as defined in the credit agreement. The Jefferies Group Revolving Credit Facility contains certain covenants that, among other things, require Jefferies Group LLC to maintain specified levels of tangible net worth and liquidity amounts, and impose certain restrictions on future indebtedness of and require specified levels of regulated capital for certain of its subsidiaries. Throughout the period and at November 30, 2021, no instances of noncompliance with the Jefferies Group Revolving Credit Facility covenants occurred and Jefferies Group expects to remain in compliance given its current liquidity and anticipated funding requirements given its business plan and profitability expectations.

During May 2021, Jefferies Group entered into a Secured Credit Facility agreement ("Jefferies Group Secured Credit Facility") with a bank under which it has borrowed $375.0 million at November 30, 2021. Interest is based on a rate per annum at spreads over an Adjusted LIBOR Rate, as defined in the credit agreement. The Jefferies Group Secured Credit Facility contains certain covenants that, among other things, require Jefferies Group LLC to maintain a specified level of tangible net worth. The covenants also require a certain subsidiary of Jefferies Group to maintain specified leverage amounts and impose certain restrictions on its future indebtedness. At November 30, 2021, Jefferies Group was in compliance with all covenants under the Jefferies Group Secured Credit Facility.

During August 2021, Jefferies Group entered into a senior unsecured revolving credit facility ("Jefferies Group Unsecured Revolving Credit Facility") agreement with a bank under which it has borrowed $349.0 million. Interest is based on a rate per annum at spreads over an Adjusted LIBOR Rate or a Base Rate, as defined in the credit agreement. The Jefferies Group
Unsecured Revolving Credit Facility contains certain covenants that, among other things, require Jefferies Group LLC to maintain a specified level of tangible net worth, net cash capital and a minimum regulatory net capital requirement for Jefferies LLC. At November 30, 2021, Jefferies Group was in compliance with all covenants under the Jefferies Group Unsecured Revolving Credit Facility.

During September 2021, one of Jefferies Group's subsidiaries amended a Loan and Security Agreement with a bank for a term loan ("Jefferies Group Secured Bank Loan") due to the maturity of its previous secured bank loan. At November 30, 2021, borrowings under the Jefferies Group Secured Bank Loan amounted to $100.0 million. The Jefferies Group Secured Bank Loan matures on September 13, 2024 and is collateralized by certain trading securities. Interest on the Jefferies Group Secured Bank Loan is 1.25% plus LIBOR. The agreement contains certain covenants that, among other things, restrict lien or encumbrance upon any of the pledged collateral. At November 30, 2021, Jefferies Group was in compliance with all covenants under the Jefferies Group Secured Bank Loan.

HomeFed funds certain of its real estate projects in part by raising funds under the Immigrant Investor Program administered by the U.S. Citizenship and Immigration Services pursuant to the Immigration and Nationality Act ("EB-5 Program"). This program was created to stimulate the U.S. economy through the creation of jobs and capital investments in U.S. companies by foreign investors. This debt is secured by certain real estate of HomeFed. At November 30, 2021, HomeFed was in compliance with all debt covenants which include, among other requirements, limitations on incurrence of debt, collateral requirements and restricted use of proceeds. Primarily all of HomeFed's EB-5 Program debt matures in 2024 and 2025.

At November 30, 2021, HomeFed has construction loans with an aggregate committed amount of $151.9 million. The proceeds are being used for construction at certain of its real estate projects. The outstanding principal amount of the loans bear interest based on spreads of 2.15% to 3.15% over the 30-day LIBOR, subject to adjustment on the first of each calendar month. At November 30, 2021, the weighted average interest rate on these loans was 3.24%. The loans mature between March 2022 and May 2024 and are collateralized by the property underlying the related project with a guarantee by HomeFed. At November 30, 2021 and 2020, $46.8 million and $46.2 million, respectively, was outstanding under the construction loan agreements.

At November 30, 2021, Foursight Capital's credit facilities consisted of two warehouse credit commitments aggregating $175.0 million. The $75.0 million credit facility matures in May 2023 and bears interest based on the one-month LIBOR plus a credit spread fixed through its maturity. The $100.0 million credit facility matures in November 2023 and bears interest based on a commercial paper rate plus a fixed spread. As a condition of the credit facilities, Foursight Capital is obligated to maintain cash reserves to comply with the hedging requirements of the credit commitment. The credit facilities are secured by first priority liens on automobile loan receivables owed to Foursight Capital of approximately $103.0 million at November 30, 2021. At November 30, 2021 and 2020, $82.8 million and $129.3 million, respectively, was outstanding under Foursight Capital's credit facilities.

Vitesse Energy has a revolving credit facility with a syndicate of banks that matures in April 2023 and has a maximum borrowing base of $140.0 million at November 30, 2021. Amounts outstanding under the facility at November 30, 2021 and 2020 were $68.0 million and $98.5 million, respectively. Borrowings under the facility have been made as Eurodollar loans that bear interest at adjusted LIBOR plus a spread ranging from 2.75% to 3.75% based on the borrowing base utilization percentage. The credit facility is guaranteed by Vitesse Energy's subsidiaries and is collateralized with a minimum of 85% of Vitesse Energy's proved reserve value of its oil and gas properties. Vitesse Energy's borrowing base is subject to regular re-determination on or about April 1 and October 1 of each year based on proved oil and gas reserves, hedge positions and estimated future cash flows from these reserves calculated using future commodity pricing provided by Vitesse Energy's lenders.